POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED SEPTEMBER 24, 2015 TO THE SUMMARY PROSPECTUS

DATED FEBRUARY 27, 2015 OF:

PowerShares S&P 500® High Dividend Portfolio

Important Notice Regarding Change in the Name for the PowerShares S&P 500® High Dividend Portfolio (the “Fund”)

Effective September 25, 2015, the name of the Fund will change to the PowerShares S&P 500® High Dividend Low Volatility Portfolio. Therefore, on that date, all references to the name of the Fund in the summary prospectus are replaced with PowerShares S&P 500® High Dividend Low Volatility Portfolio.

There will be no change to the investment objective, underlying index or methodology of the underlying index for the Fund.

Please Retain This Supplement For Future Reference.

P-SPHD-SUMPRO-SUP-1 092415